UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 7, 2007
                                                           -------------


                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

      Delaware                      1-16383                     95-4352386
   (State or other          (Commission File Number)         (I.R.S. Employer
   jurisdiction of                                          Identification No.)
   incorporation or
   organization)

                  717 Texas Avenue
                     Suite 3100
                   Houston, Texas                             77002
      (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 7.01   Regulation FD Disclosure.

            On March 7, 2007, Cheniere Energy, Inc. issued a press release announcing the commencement of an initial public offering by its wholly-owned subsidiary partnership, Cheniere Energy Partners, L.P. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 7.01.

Item 9.01   Financial Statements and Exhibits.

d)  Exhibits

Exhibit
Number                  Description
------                  -----------

99.1                    Press Release, dated March 7, 2007 (filed herewith).

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHENIERE ENERGY, INC.


        Date:  March 7, 2007          By:   /s / Zurab S. Kobiashvili
                                            -----------------------------
                                            Name:   Zurab S. Kobiashvili
                                            Title:  Senior Vice President
                                                    and General Counsel

                                  EXHIBIT INDEX



Exhibit
Number                  Description
------                  -----------

99.1                    Press Release, dated March 7, 2007 (filed herewith).